Exhibit 10.13
STOCK PURCHASE AGREEMENT
      This Stock Purchase Agreement (the “Agreement”) is made as of this __ day of ____________, 2010, by and between LIBERTY MUTUAL INSURANCE COMPANY, a Massachusetts stock insurance company (the “Seller”), LIBERTY INSURANCE HOLDINGS, INC., a Delaware corporation (the “Contributor”) and LIBERTY MUTUAL AGENCY CORPORATION, a Delaware corporation (the “Buyer”).
     WHEREAS the Seller owns 920 of the 1,000 issued and outstanding shares of the common stock (the “Common Stock”) of Ohio Casualty Corporation, an Ohio corporation (the “Company”);
     WHEREAS Peerless Insurance Company, a New Hampshire insurance company and direct, wholly-owned subsidiary of the Buyer, owns the remaining 80 shares of Common Stock;
     WHEREAS the Seller wishes, in connection with the initial public offering of the Buyer’s Class A common stock, par value $0.01 per share (“Class A Shares”) pursuant to Registration Statement No. 333-166671 (the “IPO”), to transfer to Buyer, and the Buyer wishes to acquire, all 920 shares of Common Stock owned by the Seller (the “Shares”) on the terms and conditions set forth in this Agreement (the “Transfer”);
     WHEREAS the Transfer will be accomplished through a combination of (i) a sale of shares of the Common Stock from the Seller to the Buyer for the fair and reasonable per share price of not less than the June 30, 2010 statutory book value of $2,417,692.48 per share and (ii) a contribution of shares of the Common Stock from the Seller to the Contributor and then from the Contributor to the Buyer, each on the terms and conditions set forth in this Agreement; and
     WHEREAS, unless otherwise noted, capitalized terms shall have the meanings set forth or referenced in Appendix 1 to this Agreement.
NOW, THEREFORE, for good and valuable consideration, the legal sufficiency and receipt of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1. CONTRIBUTION, PURCHASE AND SALE OF SHARES. At the consummation of the transactions referred to in this Agreement (the “Closing”), upon the terms and subject to the conditions set forth in this Agreement:
     1.1 The Seller shall sell, assign, transfer and deliver to the Buyer, and the Buyer shall purchase from the Seller, the Sale Shares (“Share Sale”).
     1.2 The Seller and the Contributor shall execute the contribution agreement by and between the Seller and the Contributor in the form attached as Exhibit A hereto, pursuant to which the Seller shall contribute, assign, transfer and deliver to the Contributor, and the Contributor shall accept from Seller, the Contributed Shares (“Contribution No. 1”).

     1.3 Immediately following Contribution No. 1, the Contributor and the Buyer shall execute the contribution agreement by and between the Contributor and the Buyer in the form attached as Exhibit B hereto, pursuant to which the Contributor shall contribute, assign, transfer and deliver to the Buyer, and the Buyer shall accept from the Contributor, the Contributed Shares (“Contribution No. 2”).
     1.4 The purchase price to be paid by the Buyer to the Seller for the Sale Shares shall be equal to the sum of (a) the IPO Proceeds and (b) the Debt Increase Amount (together, the “Consideration”). No consideration will be paid to any party in connection with the contribution of the Contributed Shares from (i) the Seller to the Contributor or (ii) the Contributor to the Buyer.
     1.5 At the Closing, the Buyer shall deliver to the Seller a duly executed promissory note in the form attached as Exhibit C hereto with a principal amount equal to the Consideration.
     1.6. The Closing shall occur as soon as practicable, but in any event not later than twenty-four (24) hours, following the authorization of the Offering Price by either the Board of Directors of the Buyer or a duly appointed pricing committee thereof.
     1.7 Following the consummation of Contribution No. 1, Contribution No. 2 and the Share Sale, Buyer will have legal and marketable title to the Shares.
2. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents and warrants to, and agrees with, the Contributor and the Buyer as follows:
     2.1 Corporate Existence, Power and Qualification of the Company. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Ohio and has full power and authority to own, lease and operate its properties and to carry on its business as presently conducted.
     2.2 Corporate Existence, Power and Qualification of the Seller. The Seller is a stock insurance company duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.
     2.3 Capital Stock of the Company. The Seller owns 920 of the issued and outstanding shares of Common Stock free and clear of any and all mortgages, pledges, liens, encumbrances, restrictions (including restrictions on the transfer thereof), and other interests of third parties or other claims.
     2.5 Title to Shares. Immediately prior to the Closing, the Seller owned the Shares and at the Closing the Seller will convey or cause to be conveyed to the Buyer good and marketable title to the Shares to be acquired by or contributed to the Buyer free and clear of any and all mortgages, pledges, liens, encumbrances, restrictions (including restrictions on the transfer thereof), and other interests of third parties or other claims.

     2.6 Power and Authority Regarding Sale and Contributions of Shares.
          (a) The Seller has full power and authority to execute and deliver this Agreement and to perform all of its obligations contained herein (including the assignment, transfer and conveyance to (i) the Buyer of the Sale Shares and (ii) the Contributor of the Contributed Shares, as contemplated hereby).
          (b) The execution and delivery by the Seller of this Agreement and the consummation of the transactions contemplated on the part of the Seller hereby have been duly authorized and no other proceedings on the part of the Seller are necessary to authorize the execution and delivery of this Agreement by the Seller or the consummation of the transactions contemplated on its part hereby.
          (c) The execution, delivery and performance of this Agreement by the Seller and the consummation of the transactions contemplated hereby will not violate or be prevented by, with or without the giving of notice or the lapse of time, or both, or result in the creation of any lien, claim, charge or encumbrance upon any of the assets, properties or business of the Company pursuant to any charter or by-law provisions of the Seller or the Company.
          (d) The execution, delivery and performance of this Agreement by the Seller and the consummation of the transactions contemplated hereby will not violate or be prevented by, with or without the giving of notice or the lapse of time, or both, any partnership agreement, indenture, mortgage, deed of trust, lease, contract, instrument, agreement, order, judgment, decree, law, statute, ordinance or regulation or any other restriction of any kind or character applicable to the Seller or the Company, except, as to the Seller, as would not have a material adverse effect on the ability of the Seller to consummate the transactions contemplated hereby, and except, as to the Company, as would not have a material adverse effect on the Company.
          (e) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, or require any consent or approval under, or constitute a default under, or result in the termination under, or result in the breach under, or constitute an assignment for which consent is required by any other party under, or result in the acceleration of the performance of the obligations of the Company under, or result in the creation of any claim, lien, charge or encumbrance upon any of the properties, assets or business of the Company pursuant to, (i) its charter or by-laws or (ii) any indenture, mortgage, deed of trust, lease, contract, instrument, agreement, judgment or decree to which the Company is a party or by which the Company or any of their respective assets or properties is bound, except as would not have a material adverse effect on the Company.
     2.7 Valid and Binding Obligation. This Agreement constitutes the valid and legally binding obligation of the Seller enforceable against the Seller in accordance with its terms, subject to the usual exceptions as to bankruptcy and the availability of equitable remedies.
3. REPRESENTATIONS AND WARRANTIES OF THE CONTRIBUTOR. The Contributor represents and warrants to, and agrees with the Buyer and Seller, as follows:

     3.1 Corporate Existence, Power and Qualification of the Contributor. The Contributor is a corporation duly organized, validly existing and in good standing under the laws of Delaware, with full power and authority to engage in the business in which it is engaged, and is duly authorized and lawfully entitled to carry on its business where now carried on.
     3.2 Power and Authority Regarding Receipt and Contribution of Shares. The Contributor has full power and authority to execute and deliver this Agreement and to perform all of its obligations contained herein (including the assignment, transfer and conveyance to the Seller of the Contributed Shares as contemplated hereby). The execution and delivery by the Contributor of this Agreement and the consummation of the transactions contemplated on the part of the Contributor hereby have been duly authorized and no other proceedings on the part of the Contributor are necessary to authorize the execution and delivery of this Agreement by the Contributor or the consummation of the transactions contemplated on its part hereby. The execution, delivery and performance of this Agreement by the Contributor and the consummation of the transactions contemplated hereby will not violate or be prevented by, conflict with or require any approval or consent under, with or without the giving of notice or the lapse of time, or both, the charter or by-laws of the Contributor or any partnership agreement, indenture, mortgage, deed of trust, lease, contract or other instrument or agreement, order, judgment, decree, law, statute, ordinance or regulation or any other restriction of any kind or character applicable to the Contributor, except as would not have a material adverse effect on the ability of the Contributor to consummate the transactions contemplated hereby.
     3.3 Valid and Binding Obligation. This Agreement constitutes the valid and legally binding obligation of the Contributor enforceable against the Contributor in accordance with its terms, subject to the usual exceptions as to bankruptcy and the availability of equitable remedies.
4. REPRESENTATIONS AND WARRANTIES OF THE BUYER. The Buyer represents and warrants to, and agrees with the Seller and Contributor, as follows:
     4.1 Corporate Existence, Power and Qualification of The Buyer. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of Delaware, with full power and authority to engage in the business in which it is engaged, and is duly authorized and lawfully entitled to carry on its business where now carried on.
     4.2 Power and Authority Regarding Purchase of Shares. The Buyer has full power and authority to execute and deliver this Agreement and to perform all of its obligations contained herein. The execution and delivery by the Buyer of this Agreement and the consummation of the transactions contemplated on the part of the Buyer hereby have been duly authorized and no other proceedings on the part of the Buyer are necessary to authorize the execution and delivery of this Agreement by the Buyer or the consummation of the transactions contemplated on its part hereby. The execution, delivery and performance of this Agreement by the Buyer and the consummation of the transactions contemplated hereby will not violate or be prevented by, conflict with or require any approval or consent under, with or without the giving of notice or the lapse of time, or both, the charter or by-laws of the Buyer or any partnership agreement, indenture, mortgage, deed of trust, lease, contract or other instrument or agreement, order, judgment, decree, law, statute, ordinance or regulation or any other restriction of any kind or character applicable to the Buyer, except as would not have a material adverse effect on the ability of the Buyer to consummate the transactions contemplated hereby.
     4.3 Valid and Binding Obligation. This Agreement constitutes the valid and legally binding obligation of the Buyer enforceable against the Buyer in accordance with its terms, subject to the usual exceptions as to bankruptcy and the availability of equitable remedies.
5. ENTIRE AGREEMENT. This Agreement, including any appendices or exhibits, contains the entire understanding of the parties hereto with respect to the subject matter contained herein. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
6. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to its conflict of laws principles.
7. SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors of the parties hereto; provided, however, that this Agreement may not be assigned by any party without the prior written consent of the other party hereto. If this Agreement is assigned with such consent, the terms and conditions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective assigns.
8. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which counterparts collectively shall constitute one instrument representing the Agreement between the Seller, the Contributor and the Buyer.
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     IN WITNESS WHEREOF, the undersigned parties have duly executed and delivered this Stock Purchase Agreement the date first above written.

LIBERTY MUTUAL INSURANCE COMPANY
By:
Name:
Title:

LIBERTY INSURANCE HOLDINGS, INC.
By:
Name:
Title:

LIBERTY MUTUAL AGENCY CORPORATION
By:
Name:
Title:

APPENDIX 1
DEFINITIONS
     In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings:
“Agreement” shall have the meaning set forth in the introductory paragraph.
“Buyer” shall have the meaning set forth in the preamble.
“Class A Shares” shall have the meaning set forth in the preamble.
“Closing” shall have the meaning set forth in Section 1.
“Common Stock” shall have the meaning set forth in the preamble.
“Consideration” shall have the meaning set forth in Section 1.4.
“Contributed Shares” shall mean a number of shares equal to the difference between 920 and the Sale Shares.
“Contribution No. 1” shall have the meaning set forth Section 1.2.
“Contribution No. 2” shall have the meaning set forth Section 1.3.
“Contributor” shall have the meaning set forth in the preamble.
“Debt Increase Amount” shall mean an amount equal to $310,757,890.
“IPO” shall have the meaning set forth in the preamble.
“IPO Share Number” shall mean the aggregate number of Class A Shares offered in the IPO (excluding any Class A Shares offered pursuant to any over-allotment option).
“IPO Proceeds” shall mean an amount equal the product of (i) the IPO Share Number multiplied by (ii) the Offering Price multiplied by (iii) 95.75%, rounded to the nearest whole cent.
“Offering Price” shall mean the per share price of the Class A Shares to be issued in connection with the IPO, authorized by either the Board of Directors of the Buyer or a duly appointed pricing committee thereof.
“Sale Shares” shall mean a number of shares of Common Stock equal to the quotient of (i) the Consideration divided by (ii) $2,417,692.48 per share, the per share statutory book value of the Common Stock as of June 30, 2010, rounded down to the nearest whole share.
“Share Sale” shall have the meaning set forth in Section 1.1.
“Seller” shall have the meaning set forth in the preamble.

“Shares” shall have the meaning set forth in the preamble.
“Transfer” shall have the meaning set forth in the preamble.
* * *

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EXHIBIT A
CONTRIBUTION AGREEMENT
     This Contribution Agreement (this “Agreement”), by and between Liberty Mutual Insurance Company, a Massachusetts stock insurance company (“LMIC”) and Liberty Insurance Holdings, Inc., a Delaware corporation (“LIHI “), is dated and effective as of ____ day of ____, 2010.
RECITALS
     WHEREAS, LMIC owns of record and beneficially 920 shares of the issued and outstanding common stock, par value $0.125 per share (the “Common Stock”), of Ohio Casualty Corporation, an Ohio corporation (“OCAS”);
     WHEREAS, LMIC and LIHI desire that OCAS become a wholly owned subsidiary of Liberty Mutual Agency Corporation, a Delaware corporation and a direct, wholly owned subsidiary of LIHI and an indirect, wholly owned subsidiary of LMIC (“LMAC”);
     WHEREAS, LMIC intends to contribute ____ shares of Common Stock (the “Contributed Shares”) to LMAC via an initial contribution of the Contributed Shares to LIHI, which will subsequently contribute the Contributed Shares to LMAC;
     WHEREAS, subject to the terms and conditions set forth herein, LMIC desires to contribute to LIHI, and LIHI desires to receive from LMIC, the Contributed Shares; and
     WHEREAS, LMIC and LIHI intend for the contribution of the Contributed Shares from LMIC to LIHI pursuant to this Agreement to qualify as a transfer within the meaning of Section 351(a) of the Internal Revenue Code of 1986, as amended.
     NOW THEREFORE BE IT RESOLVED, that, in consideration of the foregoing, the parties hereto, intending to be legally bound, hereby agree as follows:
     1. Contribution of the Contributed Shares. LMIC hereby contributes to LIHI, and LIHI hereby accepts from LMIC, the Contributed Shares.
     2. Title to Common Stock. LMIC is the record and beneficial owner of, and has, and will convey to LIHI legal and marketable title to, the Contributed Shares.
     3. Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs or expenses.
     4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to principles of conflicts of laws.
     5. Entire Agreement. This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and, except as otherwise set forth herein, all prior agreements or understandings whether written or oral of the parties hereto with respect to such subject matter are revoked and of no further force and effect.
     6. Headings. The headings used in this Agreement are inserted for convenience of reference only and are not to be used in construing or interpreting any of the provisions of this Agreement.
     7. Counterparts. This Agreement may be executed in any number of counterparts, which may be by facsimile, all of which counterparts taken together shall constitute one and the same agreement.
     8. Invalidity or Unenforceability. If any provision of this Agreement or the application thereof to any circumstance shall, for any reason and to any extent, be invalid or unenforceable under applicable law or governing contractual provisions of either party, the remainder of this Agreement shall not be affected thereby and the application of such provision to other circumstances shall not be affected thereby, but rather shall be enforced to the fullest extent permitted by applicable law.
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     IN WITNESS WHEREOF, a duly authorized representative of each of LMIC and LIHI has duly executed this Agreement on behalf of such party.

LIBERTY MUTUAL INSURANCE COMPANY
By:
Name:
Title:

LIBERTY INSURANCE HOLDINGS, INC.
By:
Name:
Title:

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EXHIBIT B
CONTRIBUTION AGREEMENT
     This Contribution Agreement (this “Agreement”), by and between Liberty Insurance Holdings, Inc., a Delaware corporation (“LIHI”), and Liberty Mutual Agency Corporation, a Delaware corporation (“LMAC”) is dated and effective as of ____ day of ____, 2010.
RECITALS
     WHEREAS, immediately prior to Contribution No. 1 (as defined below) Liberty Mutual Insurance Company, a Massachusetts stock insurance company (“LMIC”) owned of record and beneficially 920 of the issued and outstanding common stock, par value $0.125 per share (the “Common Stock”), of Ohio Casualty Corporation, an Ohio corporation (“OCAS”);
     WHEREAS, LMIC and LIHI desire that OCAS become a wholly owned subsidiary of LMAC;
     WHEREAS, LMIC intends to contribute [•] shares of Common Stock (the “Contributed Shares”) to LIHI (“Contribution No. 1”);
     WHEREAS, subject to the terms and conditions set forth herein, LIHI desires to contribute to LMAC, and LMAC desires to receive from LIHI, the Contributed Shares immediately following Contribution No. 1; and
     WHEREAS, LIHI and LMAC intend for the contribution of the Contributed Shares from LIHI to LMAC pursuant to this Agreement to qualify as a transfer within the meaning of Section 351(a) of the Internal Revenue Code of 1986, as amended.
     NOW THEREFORE BE IT RESOLVED, that, in consideration of the foregoing, the parties hereto, intending to be legally bound, hereby agree as follows:
     1. Contribution of the Contributed Shares. LIHI hereby contributes to LMAC, and LMAC hereby accepts from LIHI, the Contributed Shares.
     2. Title to Common Stock. Immediately following Contribution No. 1, LIHI will be the record and beneficial owner of, and has, and will convey to LMAC legal and marketable title to, the Contributed Shares.
     3. Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs or expenses.
     4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to principles of conflicts of laws.
     5. Entire Agreement. This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and,

except as otherwise set forth herein, all prior agreements or understandings whether written or oral of the parties hereto with respect to such subject matter are revoked and of no further force and effect.
     6. Headings. The headings used in this Agreement are inserted for convenience of reference only and are not to be used in construing or interpreting any of the provisions of this Agreement.
     7. Counterparts. This Agreement may be executed in any number of counterparts, which may be by facsimile, all of which counterparts taken together shall constitute one and the same agreement.
     8. Invalidity or Unenforceability. If any provision of this Agreement or the application thereof to any circumstance shall, for any reason and to any extent, be invalid or unenforceable under applicable law or governing contractual provisions of either party, the remainder of this Agreement shall not be affected thereby and the application of such provision to other circumstances shall not be affected thereby, but rather shall be enforced to the fullest extent permitted by applicable law.
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     IN WITNESS WHEREOF, a duly authorized representative of each of LIHI and LMAC has duly executed this Agreement on behalf of such party.

LIBERTY INSURANCE HOLDINGS, INC.
By:
Name:
Title:

LIBERTY MUTUAL AGENCY CORPORATION
By:
Name:
Title:

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Exhibit C
     See Exhibit 10.8 to Liberty Mutual Agency Corporation’s Registration Statement No. 333-166671